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                                                                       EXHIBIT 2

                            REGISTRATION RIGHTS AGREEMENT

    This Registration Rights Agreement (the "Agreement"), dated as of November 7, 1997, by and among Nicollet Process Engineering, Inc., a Minnesota corporation (together with its successors, the "Company") and those persons or entities designated as Investors on the signature pages hereto (the "Investors").

    The Company desires to grant to each of the Investors certain registration rights with respect to the 1,166,667 shares (the "Shares") of the Company's common stock, no par value (the "Common Stock"), sold to such Investors on November 7, 1997 (the "Effective Date") pursuant to those certain Subscription Agreements dated as of November 7, 1997 between the Company and each Investor, respectively. Each Investor owns that number of Shares specified in SCHEDULE A hereto.

         Accordingly, the parties hereto hereby agrees as follows:

         Section 1. DEFINITIONS. As used in this Agreement the following terms shall have the following respective meanings:

         "COMMISSION" shall mean the Securities and Exchange Commission.

         "COMMON STOCK" shall have the meaning given to such term in the recitals hereto.

         "EFFECTIVE DATE" shall have the meaning given to such term in the recitals hereto.

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, or any federal statute or code which is a successor thereto.

         "FORM S-1," "FORM S-2", "FORM S-3", "FORM SB-1" and "FORM SB-2" shall mean the forms so designated, promulgated by the Commission for registration of securities under the Securities Act, and any forms succeeding to the functions of such forms, whether or not bearing the same designation.

         "NASD" means the National Association of Securities Dealers, Inc.

         "NASDAQ" means the National Association of Securities Dealers, Inc. Automated Quotation System.

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         "REGISTER," "REGISTERED" and "REGISTRATION" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering by the Commission of effectiveness of such registration statement.

         "REGISTRABLE SECURITIES" shall mean, collectively, as at any particular time, (i) the Shares and (ii) any securities issued or issuable with respect to the Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization; provided, however, that Registrable Securities shall not include, at any particular time, any such Shares or securities which are beneficially owned by an Investor who is not an "affiliate" (as such term is defined under Rule 144) of the Company at such time and which Shares or securities may be sold without restriction by such non-affiliate in reliance upon paragraph (k) of Rule 144, as evidenced by an opinion of counsel to the Company, addressed to the transfer agent of the Company, that such Shares or securities, as the case may be, may be sold without restriction by such non-affiliate pursuant to paragraph (k) of Rule 144.

         "RULE 144" shall mean Rule 144 issued by the Commission under the Securities Act, or any subsequent rule pertaining to the disposition of securities without registration.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any federal statute or code which is a successor thereto.

         "SHARES" shall have the meaning given to such term in the recitals hereto.

         "TRANSFER" shall mean any transfer, sale, assignment, pledge, hypothecation or other disposition of any interest. "TRANSFEROR" and "TRANSFEREE" shall have correlative meanings.

         "UNDERWRITTEN REGISTRATION" or "UNDERWRITTEN OFFERING" shall refer to any registration in which securities of the Company are sold or to be sold pursuant to a firm commitment underwriting.

         Section 2.  DEMAND REGISTRATIONS.

         (a)  REQUESTS FOR DEMAND REGISTRATIONS.

              (i) Subject to the limitations contained in the following paragraphs of this Section 2, an Investor or any group of Investors may, at any time commencing one year after the Effective Date, give to the Company, pursuant to this clause (i), a written request for the registration by the Company under the Securities Act of all or any part of the Registrable Securities of such Investors (each such registration being herein called a "Demand Registration"). Within ten
         (10) days after the receipt by the Company of any such written request, the Company will give written notice of such registration request to all holders of Registrable Securities.

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              (ii)  Subject to the limitations contained in the following paragraphs of this Section 2, after the receipt of each such written request for a Demand Registration, (a) the Company will be obligated and required to include in such Demand Registration all Registrable Securities with respect to which the Company shall receive from Investors holding Registrable Securities, within thirty (30) days after the date on which the Company shall have given to all such Investors a written notice of registration request pursuant to Section 2(a)(i) hereof, the written requests of such Investors for inclusion in such Demand Registration, and (b) the Company will use its best efforts in good faith to effect within sixty (60) days after the expiration of such thirty (30) day period the registration of all such Registrable Securities. All written requests made by Investors holding Registrable Securities pursuant to this clause (ii) will specify the number of shares of Registrable Securities to be registered and will also specify the intended method of disposition thereof. Such method of disposition shall, in any case, be an underwritten offering if an underwritten offering is requested by the holders of a majority in interest of the Registrable Securities to be included in such Demand Registration.

         (b)  LIMITATIONS ON DEMAND REGISTRATIONS.

              (i) The Investors holding Registrable Securities, as a group, will be entitled to require the Company to effect, pursuant to Section 2(a) hereof, (A) an unlimited number of Demand Registrations on Form S-3 and (B) one (1) Demand Registration on any of Form S-1, Form S-2, Form SB-1 or Form SB-2 as may at the time of such request be available to the Company; provided, however, that no registration under
         Section 2(a) hereof may be demanded within six (6) months after the completion of any other registration under Section 2(a) or Section 3(a) hereof. The Company will be obligated to pay all Registration Expenses (as that term is defined in Section 7 hereof) of each such registration which constitutes a Demand Registration for purposes of this Section 2.

              (ii) The Company shall not be obligated or required to effect any Demand Registration of any Registrable Securities (A) pursuant to
         Section 2(b)(i)(A) hereof unless and until the Investors shall have requested, pursuant to Section 2(a)(ii) hereof, the inclusion in such Demand Registration of not less than 1/5 of the Registrable Securities or (B) pursuant to Section 2(b)(i)(B) hereof unless and until the Investors shall have requested, pursuant to Section 2(a)(ii) hereof, the inclusion in such Demand Registration of not less than 500,000 shares of Registrable Securities.

              (iii) Any registration initiated by Investors as a Demand Registration pursuant to Section 2(a) hereof shall not, for purposes of this Section 2, count as a


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         Demand Registration unless and until such registration shall have become and remained effective for at least eighteen months.

              (iv) The Company may refuse to effect any Demand Registration of any Registrable Securities pursuant to Section 2(a) hereof for any ninety (90) day period following receipt of any written request for registration if, in the good faith judgment of the Board of Directors of the Company, the filing of any registration statement during such ninety (90) day period would adversely affect a material proposed or pending acquisition, merger or other similar corporate event to which the Company is or expects to be a party; provided, however, that the Company may only elect such refusal or cause a suspension pursuant to
         Section 5(a) hereof once within any consecutive twelve month period.

         (c) EFFECTIVE REGISTRATION - EXPENSES. In any registration initiated by Investors as a Demand Registration pursuant to Section 2(a) hereof, the Company will pay all Registration Expenses (as defined in Section 7 hereof) of each such registration regardless of whether such registration constitutes a Demand Registration for purposes of this Section 2.

         (d)  RIGHTS TO PIGGYBACK ON DEMAND REGISTRATIONS.

              (i) Subject to the provisions of Section 2(e) hereof, the Company may include any of the Company's securities in any registration initiated by Investors as a Demand Registration pursuant to Section 2(a) hereof, provided, that (A) such securities are of the same class as the Registrable Securities to be included in such Demand Registration, and (B) if such Demand Registration is an underwritten offering, the Company shall have duly and properly agreed in writing to sell its securities on the same terms and conditions as shall apply to the Registrable Securities to be included in such Demand Registration.

              (ii) The Company shall not grant or agree to grant to any persons any registration rights which will conflict or be inconsistent in any respect with any of the provisions of clause (i) of this
         Section 2(d). In the event of any such conflict or inconsistency, the provisions of such clause (i) shall in any case prevail and be controlling.

         (e) PRIORITY ON DEMAND REGISTRATIONS. If any Demand Registration or any registration effected pursuant to Section 2 hereof is an underwritten offering, and the managing underwriters shall give written advice to the Company and the Investors requesting such Demand Registration that, in the reasonable opinion of such managing underwriters, marketing factors require a limitation on the total number of securities to be underwritten (in this paragraph (e) called the "Underwriters' Maximum Number"), then: (i) the Company will be obligated and required to include in such registration that number of Registrable Securities requested by the holders thereof to be included in such registration which does not exceed the Underwriters' Maximum Number, and such number of Registrable Securities shall be allocated PRO RATA among


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such holders requesting such Demand Registration on the basis of the number of
Registrable Securities requested to be included therein by each such holder;
(ii) if the Underwriters' Maximum Number exceeds the number of Registrable Securities requested by the holders thereof to be included in such registration, then, subject to Section 2(d)(i) hereof, the Company will be entitled to include in such registration that number of securities which other securityholders shall have requested be included in such registration which shall not be greater than such excess, and such number of securities shall be allocated among such securityholders in such proportion as the Company and such securityholders may agree; and (iii) if the Underwriters' Maximum Number exceeds the sum of the number of Registrable Securities which the Company shall be required to include in such Demand Registration and the number of securities which other securityholders have requested to include in such Demand Registration, then, subject to Section 2(d)(i) hereof, the Company may include in such registration that number of other securities which shall have been requested by the Company to be included in such registration for the account of the Company and which shall not be greater than such excess.

         (f) SELECTION OF UNDERWRITERS. If any Demand Registration effected pursuant to Section 2(b)(i)(B) hereof is an underwritten offering, or a best efforts underwritten offering, the investment bankers and managing underwriters in such registration shall be selected by a majority in interest of the Investors requesting such Demand Registration, subject to the approval of the Company (which approval will not be unreasonably withheld or delayed).

         Section 3.  PIGGYBACK REGISTRATIONS.

         (a)  RIGHTS TO PIGGYBACK.

              (i) If (and on each occasion that) the Company proposes to register any of its securities under the Securities Act, either for the Company's own account or for the account of any of its securityholders (including at the request of Investors pursuant to Section 2 hereof), and provided that (A) Registrable Securities are of the same class as the securities to be included in such registration and, (B) if such registration is an underwritten offering, the Investors shall have duly and properly agreed in writing to sell their securities on the same terms and conditions as shall apply to the securities to be included in such registration (each such registration being herein called a "Piggyback Registration"), the Company will give written notice to all Investors holding Registrable Securities of the Company's intention to effect such Piggyback Registration not later than the earlier to occur of (x) the tenth day following the receipt by the Company of notice of exercise of any registration rights by any persons, and (y) thirty (30) days prior to the anticipated filing date of such Piggyback Registration.

              (ii) Subject to the provisions contained in paragraph (c) of this Section 3 and in the last sentence of this clause (ii) and subject to the terms of certain registration rights granted by the Company prior to the date hereof, which


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         terms are set forth on SCHEDULE 3(a)(ii) hereto, (A) the Company will be obligated and required to include in each Piggyback Registration all Registrable Securities with respect to which the Company shall receive from Investors, within thirty (30) days after the date on which the Company shall have given written notice of such Piggyback Registration to all such Investors pursuant to Section 3(a) (i) hereof, the written requests of such Investors for inclusion in such Piggyback Registration, and (B) the Company will use its best efforts in good faith to effect promptly the registration of all such Registrable Securities; provided, however, that the Company will have the right to postpone or withdraw any Piggyback Registration effected pursuant to this Section 3(a) without obligation to any of the Investors. Any Investor holding Registrable Securities shall be permitted to withdraw all or any part of the Registrable Securities of such person from any Piggyback Registration at any time prior to the effective date of such Piggyback Registration. Any registration of Registrable Securities pursuant to this Section 3 shall not be counted as a Demand Registration pursuant to Section 2 hereof. The Company will not be obligated or required to include any Registrable Securities in any registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 promulgated under the Securities Act is applicable.

              (iii) If any Piggyback Registration is an underwritten primary registration initiated by the Company, all persons whose securities are included in such Piggyback Registration shall be obligated to sell their securities on the same terms and conditions as shall apply to the securities being issued and sold by the Company. If any Piggyback Registration is an underwritten secondary registration initiated by holders of the Company's securities, all persons whose securities are included in such Piggyback Registration shall be obligated to sell their securities on the same terms and conditions as shall apply to the securities being sold by the holders who initiated the underwritten secondary registration.

         (b) PIGGYBACK REGISTRATION EXPENSES. The Company will pay all Registration Expenses (as defined in Section 7 hereof) of each Piggyback Registration attributable to Registrable Securities or otherwise incurred or sustained in connection with or arising out of the inclusion in each such Piggyback Registration of Registrable Securities.

         (c) PRIORITY ON PIGGYBACK REGISTRATION. If a Piggyback Registration is an underwritten registration and the managing underwriters shall give written advice to the Company that, in the reasonable opinion of such managing underwriters, marketing factors require a limitation on the total number of securities to be underwritten (in this clause (c) called the "Underwriters' Maximum Number"), then, subject to the terms of certain registration rights granted by the Company prior to the date hereof, which terms are set forth on
SCHEDULE 3(a)(ii) hereto: (i) the Company shall be entitled to include in such registration, to the extent of the Underwriters' Maximum Number, that number of securities which the Company proposes to offer and sell for its own account in such registration or which securityholders initiating such


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registration shall have requested to be included in such registration, as the case may be, such securities to be allocated among the Company and such securityholders in such proportion as the Company and such securityholders may agree; (ii) if the Underwriters' Maximum Number exceeds the number of securities to be included in such registration by the Company and by securityholders initiating such registration, as the case may be, then the Company will be obligated and required to include in such registration that number of Registrable Securities which shall have been requested by Investors to be included in such registration which does not exceed the Underwriters' Maximum Number, and such number of Registrable Securities shall be allocated PRO RATA among such Investors on the basis of the number of Registrable Securities requested to be included therein by each such Investor; and (iii) if the Underwriters' Maximum Number exceeds the sum of the number of securities which the Company proposes to offer and sell for its own account or for the account of the securityholders initiating such registration, as the case may be, and the number of Registrable Securities which the Investors shall have requested to include in such registration, then the Company may include in such registration that number of other securities which its other securityholders having rights to include such securities in a Piggyback Registration shall have requested be included in such registration, which shall not be greater than such excess, and the number of securities which such persons shall have requested to include in such registration shall be allocated among such persons making such requests as the Company and such persons may agree.

         (d) SELECTION OF UNDERWRITERS. In any Piggyback Registration, the Company shall (unless the Company shall otherwise agree) have the right to select the investment bankers and managing underwriters in such registration.

         Section 4.  LOCKUP AGREEMENTS.

         (a) RESTRICTIONS ON PUBLIC SALE BY INVESTORS. Each Investor, if the Company or the managing underwriters so request in connection with a registration pursuant to which Registrable Securities are registered, will not, without the prior written consent of the Company or such underwriters, effect any public sale or other distribution of any equity securities of the Company, including any sale pursuant to Rule 144, during the thirty (30) days prior to, and during the period commencing on, the effective date of such underwritten registration and ending on the earlier of (i) 180 days after such effective date and (ii) the earliest date on which such underwriters permit other stockholders of the Company to so sell or distribute any equity securities of the Company, except in connection with such underwritten registration; provided that each officer and director of the Company and each holder of more than five percent (5%) of the issued and outstanding shares of Common Stock shall enter into similar agreements.

         (b) RESTRICTIONS ON PUBLIC SALE BY COMPANY. The Company agrees not to effect any public sale or other distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such equity securities, during the period commencing on the seventh day prior to, and ending on the ninetieth day following, the effective date of any


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underwritten Demand Registration or any underwritten Piggyback Registration, except in connection with any such underwritten registration.

         Section 5. REGISTRATION PROCEDURES. If and whenever the Company shall, in accordance with the terms of this Agreement, become obligated to effect any registration (whether a Demand Registration or a Piggyback Registration) of any Registrable Securities, the Company will use its best efforts in good faith to effect promptly the registration of such Registrable Securities under the Securities Act and to permit the public offering and sale of such Registrable Securities in accordance with the intended method of disposition thereof, and in connection therewith, the Company, as expeditiously as shall be reasonably possible, will:

         (a) prepare and file (within 45 days of a request in the case of a Demand Registration pursuant to Section 2(b)(i)(A) and within 60 days of a request in the case of a Demand Registration pursuant to Section 2(b)(i)(B), and otherwise as promptly as practicable) with the Commission a registration statement with respect to such Registrable Securities, and use its best efforts in good faith to cause such registration statement to become and remain effective until the earlier of two (2) years after the effectiveness of such registration statement with the Commission or the date on which all such shares are sold; it being understood and acknowledged that the Company may be required to suspend effectiveness of such registration statement or notify the Investors to suspend any effort to effect sales of such shares if, in the good faith judgment of the Board of Directors of the Company, such suspension is required to prevent a material adverse effect on a material proposed or pending acquisition, merger or other similar corporate event to which the Company is or expects to be a party, provided that the Company may only cause any such suspension or a refusal pursuant to Section 2(b)(iv) hereof once within any consecutive twelve month period; it being further understood and acknowledged that any period of any such suspension shall toll the two (2) year period set forth in the first clause of this Section 5(a).

         (b) enter into such customary agreements (including, if applicable, underwriting agreements) and take all such other action in connection therewith as the Investors holding a majority in interest of Registrable Securities being registered reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

         (c) notify each seller of Registrable Securities and other securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and subject to Section 5(e) hereof, prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act and the Exchange Act with


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respect to the disposition of all Registrable Securities covered by such registration statement until such time as all of such Registrable Securities have been disposed of in accordance with the method of disposition set forth in such registration statement;

         (d) before filing any registration statement or prospectus or any amendments or supplements thereto, furnish to and afford the Investors then holding Registrable Securities, one firm of counsel for such Investors designated by the holders of a majority of the Registrable Securities included in the registration statement (the "Investors' Counsel") and the managing underwriters, if any designated by such Investors, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (at least five (5) business days prior to such filing). The Company shall not file any registration statement or prospectus or any amendments or supplements thereto in respect of which the Investors must be afforded an opportunity to review prior to the filing of such document, if the holders of a majority of the shares of Registrable Securities covered by such registration statement, the Investors' Counsel, or the managing underwriters, if any, shall reasonably object. Any registration statement, when declared effective by the Commission or when subsequently amended (by an amendment which is declared effective by the Commission) or any prospectus in the form included in the registration statement as declared effective by the Commission or when subsequently supplemented will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (e) use its best efforts to obtain the prompt withdrawal of any order suspending the effectiveness of a registration statement, and in any event shall, within thirty (30) days of such cessation of effectiveness, use its best efforts to amend the registration statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof;

         (f) if requested by the managing underwriters, if any, or the holders of a majority of the Registrable Securities being sold in connection with an underwritten offering, (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriters, if any, or such holders or counsel reasonably request to be included therein, (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment, and (iii) supplement or make amendments to such registration statement;

         (g) furnish to each seller of Registrable Securities covered by such registration statement such reasonable number of copies of such drafts and final conformed versions of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits and any documents incorporated by reference), such number of copies of such drafts and final versions of the prospectus contained in such registration statement

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(including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request in writing;

         (h) use its best efforts in good faith to register and qualify the Registrable Securities covered by such registration statement under such securities or Blue Sky laws of such jurisdictions as any seller or underwriter shall reasonably require and do any and all such other acts and things as may be reasonably necessary or advisable to enable such seller or underwriter to consummate the disposition in such jurisdictions of the Registrable Securities held by such seller or underwriter; provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not then so subject;

         (i) use its best efforts to cause all the Registrable Securities covered by such registration statement (i) to be listed on a national securities exchange on which similar securities issued by the Company are then listed, if the listing of such Registrable Securities is then permitted under the rules of such exchange or (ii) if the Company is not required pursuant to clause (i) above to list such securities covered by such registration statement on a national securities exchange, use its best efforts to secure designation of all Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-l of the Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the NASD as such with respect to such Registrable Securities or (iii) failing listing or designation under clauses (i) and (ii) above, use its best efforts to cause all such Registrable Securities to be listed on the Nasdaq Stock Market's Small-Cap Market;

         (j) file all annual and quarterly reports required by the Exchange Act, and, in the event that the Company is no longer subject to the reporting requirements of the Exchange Act, furnish to the Investors reports substantially comparable to those previously required to be filed by the Company under the Exchange Act and the rules and regulations adopted by the Commission thereunder in the same manner and at such times as if it were subject to such reporting requirements; and

         (k) furnish to each prospective seller a signed counterpart, addressed to the prospective sellers, of (i) an opinion of counsel for the Company, dated the effective date of the registration statement, and (ii) in the case of any underwritten registration which includes Registrable Securities, a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in the registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the "comfort letter") with respect to events subsequent to the date of the financial statements, as are customarily covered (at the time of such registration) in

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opinions of issuer's counsel and in "comfort" letters delivered to the underwriters in underwritten public offerings of securities.

         Section 6.  COOPERATION BY PROSPECTIVE SELLERS, ETC.

         (a) Each prospective seller of Registrable Securities will furnish to the Company in writing such information as the Company may reasonably require from such seller in connection with any registration statement with respect to such Registrable Securities.

         (b) The failure of any prospective seller of Registrable Securities to furnish any information or documents in accordance with any provision contained in this Agreement shall not affect the obligations of the Company under this Agreement to any remaining sellers who furnish such information and documents unless, in the reasonable opinion of counsel to the Company or the underwriters, such failure impairs or may impair the viability of the offering or the legality of the registration statement or the underlying offering.

         (c) The Investors holding Registrable Securities included in any registration statement will not (until further notice) effect sales thereof after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update such registration statement or prospectus; but the obligations of the Company with respect to maintaining any registration statement current and effective shall be extended by a period of days equal to the period such suspension is in effect.

         (d) At the end of any period during which the Company is obligated to keep any registration statement current and effective as provided by Section 5 hereof (and any extensions thereof required by the preceding paragraph (c) of this Section 6), the Investors holding Registrable Securities included in such registration statement shall discontinue sales of shares pursuant to such registration statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such registration statement which remain unsold, and such Investors shall notify the Company of the number of shares registered which remain unsold promptly after receipt of such notice from the Company.

         Section 7.  REGISTRATION EXPENSES.

         (a) All costs and expenses incurred or sustained in connection with or arising out of each registration pursuant to Section 2 or Section 3 (as the case may be), including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or Blue Sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with the Blue Sky qualification of Registrable Securities), printing expenses, messenger, telephone and delivery expenses, fees and disbursements of counsel for the Company and for the sellers of Registrable Securities (subject to the limitations contained in paragraph (b) of this Section 7), fees and disbursements of all independent certified public accountants (including the expenses relating to the preparation and delivery of any special audit or "comfort" letters required by or incident to such registration), and fees and disbursements of underwriters (excluding discounts and commissions, but including underwriters' liability insurance if the Company or if the underwriters so require), the reasonable fees and expenses of any special experts retained by the Company of its own initiative or at the request of the managing underwriters in connection with such registration, and fees and expenses of all (if any) other persons retained by the Company (all such costs and expenses being herein called, collectively, the "Registration Expenses"), will be borne and paid by the Company as provided by the provisions contained in this Agreement. The Company will, in any case, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the expense of liability insurance referred to above, and the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities of the Company are then listed.

         (b) In connection with each registration of Registrable Securities pursuant to this Agreement, the Company will reimburse the Investors holding Registrable Securities being registered in such registration for the reasonable fees and disbursements of any one counsel chosen by the holders of a majority in interest of such Registrable Securities; provided, however, that (i) in the event of a Demand Registration pursuant to Section 2(b)(i)(B), the Company shall not be required to bear more than $20,000 of the reasonable legal expenses incurred by the Investors and (ii) in the event of a Demand Registration pursuant to Section 2(b)(i)(A), the Company shall not be required to bear any of the legal expenses of the Investors. The Company will not bear the cost of nor pay for any stock transfer taxes imposed in respect of the transfer of any Registrable Securities to any purchaser thereof by any Investor in connection with any registration of Registrable Securities pursuant to this Agreement.

         (c) To the extent that Registration Expenses incident to any registration are, under the terms of this Agreement, not required to be paid by the Company, each Investor holding Registrable Securities included in such registration will pay all Registration Expenses which are clearly solely attributable to the registration of such Investor's Registrable Securities so included in such registration, and all other Registration Expenses not so attributable to one holder will be borne and paid by all sellers of securities included in such registration in proportion to the number of securities so included by each such seller.

         Section 8.  INDEMNIFICATION.

         (a) INDEMNIFICATION BY COMPANY. The Company will indemnify each Investor requesting or joining in a registration, the officers, directors and partners of each such Investor, each person who controls any thereof (within the meaning of the Securities Act) and each underwriter of the securities so registered, against any and all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of any material fact contained in any prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Investor, officer, director, partner, controlling person and underwriter for any reasonable legal and any other reasonable expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such holder, officer, director, partner, controlling person, or underwriter and stated to be specifically for use therein.

         (b) INDEMNIFICATION BY EACH INVESTOR. Each Investor holding Registrable Securities requesting or joining in a registration, and each underwriter of the securities so registered, will indemnify each other Investor, the Company and its officers and directors and each person, if any, who controls any thereof (within the meaning of the Securities Act) and their respective successors in title and assigns against any and all claims, losses, damages and liabilities (or actions in respect thereof) arising out or based on any untrue statement (or alleged untrue statement) of any material fact contained in any prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein any material fact required to be stated therein or necessary to make the statement therein not misleading, and such Investor will reimburse the Company and each other person indemnified pursuant to this paragraph (b) for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that this paragraph (b) shall apply only if (and only to the extent that) such statement or omission was made in reliance upon written information furnished to the Company by such Investor or underwriter and stated by such Investor or underwriter to be specifically for use in such prospectus, offering circular or other document (or related registration statement, notification or the like) or any amendment or supplement thereto. The maximum liability under this paragraph
(b) of each Investor joining in any registration shall be limited to the aggregate amount of all sales proceeds actually received by such Investor upon the sale of such Investor's Registrable Securities in connection with such registration.

         (c) INDEMNIFICATION PROCEEDINGS. Each party entitled to indemnification pursuant to this Section 8 (the "indemnified party") shall give notice to the party required to provide indemnification pursuant to this Section 8 (the "indemnifying party") promptly after such indemnified party acquires actual knowledge of any claim as to which indemnity may be sought, and shall permit the indemnifying party (at the indemnifying party's expense) to assume the defense of any claim or any litigation resulting therefrom; provided that counsel for the indemnifying party, who shall conduct the defense of such claim or litigation, shall be reasonably acceptable to the indemnified party, and the indemnified party may participate in such defense at such party's expense; and provided further that, if any indemnified party shall have reasonably concluded that there may be one or more legal defenses available to such indemnified party which are different from or additional to and are inconsistent with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 8, the indemnified party shall have the right to select separate counsel to participate in such defense and the indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for that portion of the fees and expenses of any counsel so retained by the indemnified party which are reasonably related to the matters covered by the indemnity agreement provided in this Section 8; and provided, further, that the failure by any indemnified party to give notice as provided in this paragraph (c) shall not relieve the indemnifying party of its obligations under this Section 8 except to the extent that the failure results in a failure of actual notice to the indemnifying party and such indemnifying party is damaged (or the indemnification liability of such indemnifying party hereunder would be increased) solely as a result of the failure to give notice. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. The reimbursement required by this Section 8 shall be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

         (d)  CONTRIBUTION.  If the indemnification provided for in this
Section 8 shall for any reason be unavailable to an indemnified party under subsection (a) or (b) of this Section 8 in respect of any claims, losses, damages and liabilities (collectively, "Losses"), then, in lieu of the amount paid or payable under subsection (a) or (b) of this Section 8, the indemnified party and the indemnifying party under subsection (a) or (b) of this Section 8 shall contribute to the aggregate Losses (including reasonable legal or other reasonable expenses reasonably incurred in connection with investigating the same) (i) in such proportion as is appropriate to reflect the relative fault of the Company and the prospective sellers of Registrable Securities covered by the registration statement which resulted in such Loss or action in respect thereof, with respect to the statements, omissions or action which resulted in such Loss or action in respect thereof, as well as any other relevant equitable considerations, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and such prospective sellers, on the other hand, from their sale of Registrable Securities; provided that, for purposes of this clause (ii), the relative benefits received by the prospective sellers shall be deemed not to exceed the amount received by such sellers. No person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any other person or entity who was not guilty of such fraudulent misrepresentation. The obligations, if any, of the selling holders of Registrable Securities to contribute as provided in this subsection (d) are several in proportion to the relative value of their respective Registrable Securities covered by such registration statement and not joint. In addition, no person or entity shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or Loss effected without the consent of such person or entity.

         Section 9. RULE 144 REQUIREMENTS. The Company will make every effort in good faith to make publicly available and available to the Investors holding Registrable Securities, pursuant to Rule 144 of the Commission under the Securities Act, such information as shall be necessary to enable such Investors to make sales of Registrable Securities pursuant to that Rule. The Company will furnish to any Investor holding Registrable Securities, upon request made by such Investor, a written statement signed by the Company, addressed to such Investor, describing briefly the action the Company has taken or proposes to take to comply with the current public information requirements of Rule 144.
The Company will, at the request of any Investor holding Registrable Securities, upon receipt from such Investor of a certificate certifying (i) that such Investor currently intends to transfer such Registrable Securities, (ii) that such Investor has held such Registrable Securities for a period of not less than two (2) consecutive years within the meaning of Rule 144(d) or any successor rule, and (iii) that such Investor has not been an affiliate (as defined in Rule
144) of the Company for more than the ninety (90) preceding days, remove from the stock certificates representing such Registrable Securities that portion of any restrictive legend which relates to the registration provisions of the Securities Act.

         Section 10. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No person may participate in any underwritten registration pursuant to this Agreement unless such person (a) agrees to sell such person's securities on the basis provided in any underwriting arrangements approved by the persons entitled, under the provisions contained in this Agreement, to approve such arrangements, and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required by the terms of such underwriting arrangements; provided, however, that no such indemnities or underwriting agreements shall provide for indemnification or contribution obligations of any Investor to a greater extent than the obligations of such Investor set forth in Section 8 hereof. Any Investor holding Registrable Securities to be included in any underwritten registration shall be entitled at any time to withdraw such Registrable Securities from such registration in the event that such Investor shall disapprove of any of the terms of the related underwriting agreement.

         Section 11. NO INCONSISTENT AGREEMENTS. The Company will not, at any time after the effective date of this Agreement, enter into, and, except as set forth on SCHEDULE 11 hereto, is not now a party to or otherwise bound by, any agreement or contract (whether written or oral) with respect to any of its securities which is inconsistent in any respect with the registration rights granted by the Company to the Investors pursuant to this Agreement.

         Section 12. NO OTHER GRANT OF REGISTRATION RIGHTS. The Company will not at any time, without the prior written consent of Investors holding a majority in interest of Registrable Securities, grant to any other persons any rights with respect to the registration of any of securities of the Company which have priority over or are inconsistent with the registration rights granted by the Company to the Investors pursuant to this Agreement.

         Section 13. REGISTRABLE SECURITIES HELD BY THE COMPANY. Whenever the consent or approval of Investors holding Registrable Securities is required pursuant to this Agreement, Registrable Securities held by the Company shall not be counted in determining whether such consent or approval was duly and properly given by such Investors pursuant to and in compliance with any of the terms of this Agreement.

         Section 14.  NOTICES.

         (a) All notices and other communications pursuant to this Agreement shall be in writing, either delivered in person or duly sent by registered mail, postage prepaid, return receipt requested, or by overnight courier guaranteeing next day delivery, and shall be sent addressed to such party at the address specified below or at such other address as may hereafter be designated in writing by the addressee to the addressor:

    IF TO THE COMPANY:

    Nicollet Process Engineering, Inc.
    420 North Fifth Street
    Ford Centre, Suite 1040
    Minneapolis, Minnesota 55401
    Attn:  Robert A. Pitner

with a copy to:

    Oppenheimer Wolff & Donnelly
    45 South Seventh Street
    Suite 3400
    Minneapolis, Minnesota  55402
    Attn:  Kristine L. Gabel, Esq.

    IF TO ANY INVESTOR:      at their respective addresses set forth
                             on the signature pages hereto

         (b) Any notice or other communication shall be deemed given at the time delivered by hand, if personally delivered, four business days after being deposited in the mail, postage prepaid, if mailed, the next business day after timely delivery to the courier, if sent by overnight courier guaranteeing next day delivery, and when receipt is acknowledged, if telecopied.

         Section 15. GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles thereof.

         Section 16.  AMENDMENTS AND WAIVERS.

         (a) Except as otherwise provided by paragraph (b) of this Section 16, none of the terms or provisions contained in this Agreement, and none of the agreements, obligations or covenants of any party contained in this Agreement, may be amended, modified, supplemented, waived or terminated unless (i) the Company shall execute an instrument in writing agreeing or consenting to such amendment, modification, supplement, waiver or termination, and (ii) the Company shall receive, in writing, the consent, approval, or vote of Investors holding more than fifty percent (50%) in interest of all Registrable Securities.

         (b) Any action taken pursuant to and in compliance with paragraph (a) of this Section 16 shall be binding upon the Company and upon all Investors, including all of such Investors who shall have failed or refused to give a written consent or approval for such action.

         Section 17. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes any prior understandings or agreements concerning the subject matter hereof.

         Section 18. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties. Any Investor may assign to any permitted Transferee (as permitted under applicable law) of its Registrable Securities its rights and obligations under this Agreement, provided that such Transferee shall agree in writing with the parties hereto prior to the assignment to be bound by this Agreement as if it were an original party hereto, whereupon such assignee shall for all purposes be deemed to be an Investor under this Agreement. Except as provided above or otherwise permitted by this Agreement, neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by any Investor without the prior written consent of the other parties hereto. The Company may not assign this Agreement or any right, remedy, obligation or liability arising hereunder or by reason hereof.

         Section 19. COUNTERPARTS. This Agreement may be executed simultaneously in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by each of the parties hereto.

                  [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]





                             NICOLLET PROCESS ENGINEERING, INC.

                             By:  /s/ Pierce A. McNally
                                  ------------------------------
                                  Name:  Pierce A. McNally
                                  Title:  Chairman

                  [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]


                             OSCAR CAPITAL MANAGEMENT, LLC

                             By:  /s/ Andrew K. Boszhardt, Jr.
                                  ---------------------------------
                                  Name:  Andrew K. Boszhardt, Jr.
                                  Title:  Chairman and CEO



                             Address for Notices:
                             -------------------
                             900 Third Avenue
                             New York, NY  10022

                             /s/ Andrew K. Boszhardt
                             --------------------------------------
                             Andrew K. Boszhardt

                             Address for Notices:
                             -------------------
                             900 Third Avenue
                             New York, NY  10022

                             /s/ Anthony Scaramucci
                             --------------------------------------
                             Anthony Scaramucci

                             Address for Notices:
                             -------------------
                             900 Third Avenue
                             New York, NY  10022

                             /s/ David R. Chamberlin
                             --------------------------------------
                             David R. Chamberlin, TTEE
                             David A. Chamberlin Trust

                             Address for Notices:
                             -------------------
                             P.O. Box 7926
                             Aspen, CO  81612

                                                                      SCHEDULE A

    Name of Investor                   Number of Shares
    ----------------                   ----------------

Oscar Capital Management, LLC               233,333
Andrew K. Boszhardt, Jr.                    500,000
Anthony Scaramucci                          116,667
David R. Chamberlin                         316,667